UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): March 10, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)
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Item 9.  Regulation FD Disclosure.

     On March 10, 2004, Conseco, Inc., a Delaware corporation (the "Company"), the successor to Conseco, Inc., an Indiana corporation (the "Predecessor"), issued a press release to announce that the Company has entered into a settlement with the Securities and Exchange Commission (the "SEC") concerning the SEC's investigation into events related to the Predecessor. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 12.  Results of Operations and Financial Condition.

     Attached hereto as Exhibit 99.2 is financial information for the Company for the year ended December 31, 2003, as presented in a press release dated March 11, 2004.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

March 11, 2004
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer